UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  April 15, 2008
                                                --------------------------------

                            BCAP LLC Trust 2008-IND2
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                         (Exact name of issuing entity)

                                    BCAP LLC
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              (Exact name of depositor as specified in its charter)

                                Barclays Bank PLC
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               (Exact name of sponsor as specified in its charter)

          Delaware                     333-140720-09                   20-3375999
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(State or other jurisdiction      (Commission File Number     (IRS Employer Identification
of incorporation of depositor)        of issuing entity)            No. of depositor)

         200 Park Avenue, New York, New York                      10166
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(Address of principal executive offices of depositor)    (Zip Code of depositor)



Depositor's telephone number, including area code  (212) 412-4000
                                                 -------------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            ------------

      On April 15, 2008, BCAP LLC (the "Depositor") caused the issuance of the BCAP LLC Trust 2008-IND2 Mortgage Pass-Through Certificates, Series 2008-IND2 (the "Certificates"). The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of March 1, 2008 (the "Pooling and Servicing Agreement"), by and between the Depositor, as depositor, Wells Fargo Bank, N.A., as master servicer and securities administrator, Deutsche Bank National Trust Company, as custodian, and HSBC Bank USA, National Association, as trustee and supplemental interest trust trustee. The Class A-1, Class A-2, Class A-X, Class A-R, Class B-1, Class B-2 and Class B-3 Certificates, having an aggregate initial principal amount of approximately $321,264,100, were sold to Barclays Capital Inc. (the "Underwriter"), pursuant to an Underwriting Agreement, dated as of April 14, 2008, by and between the Depositor and the Underwriter.

      The Class B-4, Class B-5, Class B-6, Class P and Class L Certificates were sold by the Depositor to Barclays Capital Inc. in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act. The net proceeds from the sale of these certificates were applied by the Depositor toward the purchase of the mortgage loans constituting the pool assets.

      Attached as exhibits are certain agreements that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits

Exhibit 1 Underwriting Agreement, dated April 14, 2008, by and between the Depositor, as depositor, and Barclays Capital Inc., as underwriter.

Exhibit 4 Pooling and Servicing Agreement, dated as of March 1, 2008, by and among the Depositor, as depositor, Wells Fargo Bank, N.A., as master servicer and securities administrator, Deutsche Bank National Trust Company, as custodian, and HSBC Bank USA, National Association, as trustee and supplemental interest trust trustee.

Exhibit 10.1 Assignment and Recognition Agreement, dated as of April 15, 2008, among Barclays Bank PLC, the Depositor, IndyMac Bank, F.S.B., Wells Fargo Bank, N.A. and HSBC Bank USA, National Association (included as part of Exhibit L to Exhibit 4).

Exhibit 10.2 Amended and Restated Mortgage Loan Purchase Agreement, dated as of January 1, 2008, between Barclays Bank PLC, as purchaser, and IndyMac Bank, F.S.B., as original loan seller (included as part of Exhibit M-1 to Exhibit 4).

Exhibit 10.3 Servicing Agreement, dated as of October 1, 2006, between Barclays Bank PLC, as purchaser, and IndyMac Bank, F.S.B., as servicer (included as part of Exhibit M-2 to Exhibit 4).

Exhibit 10.4 Interest Rate Swap Agreement, dated as of April 15, 2008, between Barclays Bank PLC, as swap provider, and Wells Fargo Bank, N.A., not individually, but solely as securities administrator of the supplemental interest trust (included as part of Exhibit N to Exhibit 4).

Exhibit 10.5 Representation Letter, dated April 15, 2008, by and between Barclays Bank PLC and the Depositor (included as Exhibit T to
                  Exhibit 4).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: April 30, 2008            BCAP LLC



                                By:   /s/ Tom Hamilton
                                   --------------------------------------------
                                   Name:  Tom Hamilton
                                   Title: President and Chief Executive Officer

                                INDEX TO EXHIBITS
                                -----------------

Item 601(a) of
Regulation S-K                                                     Paper (P) or
Exhibit No.         Description                                   Electronic (E)
-----------         -----------                                   --------------

1                   Underwriting Agreement, dated April 14,            (E)
                    2008, by and between the Depositor, as
                    depositor, and Barclays Capital Inc., as underwriter.

4                   Pooling and Servicing Agreement, dated as          (E)
                    of March 1, 2008, by and among the
                    Depositor, as depositor, Wells Fargo Bank,
                    N.A., as master servicer and securities
                    administrator, Deutsche Bank National Trust
                    Company, as custodian, and HSBC Bank USA,
                    National Association, as trustee and
                    supplemental interest trust trustee.

10.1                Assignment and Recognition Agreement, dated        (E)
                    as of April 15, 2008, among Barclays Bank
                    PLC, the Depositor, IndyMac Bank, F.S.B.,
                    Wells Fargo Bank, N.A. and HSBC Bank USA,
                    National Association (included as part of Exhibit L to Exhibit 4).

10.2                Amended and Restated Mortgage Loan Purchase        (E)
                    Agreement, dated as of January 1, 2008,
                    between Barclays Bank PLC, as purchaser, and IndyMac Bank, F.S.B., as original loan seller (included as part of Exhibit M-1 to Exhibit 4).

10.3                Servicing Agreement, dated as of October 1,        (E)
                    2006, between Barclays Bank PLC, as
                    purchaser, and IndyMac Bank, F.S.B., as
                    servicer (included as part of Exhibit M-2 to Exhibit 4).

10.4                Interest Rate Swap Agreement, dated as of          (E)
                    April 15, 2008, between Barclays Bank PLC, as swap provider, and Wells Fargo Bank, N.A., not individually, but solely as securities administrator of the supplemental interest trust (included as part of Exhibit N to Exhibit 4).

10.5                Representation Letter, dated April 15,             (E)
                    2008, by and between Barclays Bank PLC and the Depositor (included as Exhibit T to
                    Exhibit 4).